UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 27, 2021

First Horizon Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185		62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

165 Madison Avenue	Memphis	Tennessee	38103
(Address of Principal Executive Office)			(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       Approval of 2021 Incentive Plan

On April 27, 2021, the shareholders of First Horizon Corporation (“First Horizon”) approved the First Horizon Corporation 2021 Incentive Plan. Adoption of the Plan was effective immediately. The Plan is described in First Horizon’s 2021 Proxy Statement under the caption Vote Item 2—Approval of 2021 Incentive Plan beginning on page 53, which description is incorporated into this item 5.02 by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

(a) & (b)      Voting Results for 2021 Annual Meeting

On April 27, 2021, First Horizon held its annual meeting of shareholders. At the annual meeting, four vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Against	Abstain	Broker Non-vote
Harry V. Barton, Jr.	439,769,496	3,185,449	372,486	51,446,665
Kenneth A. Burdick	435,565,982	7,324,093	437,356	51,446,665
Daryl G. Byrd	438,495,127	4,459,012	373,292	51,446,665
John N. Casbon	440,283,734	2,643,990	399,708	51,446,665
John C. Compton	436,851,791	6,037,890	437,750	51,446,665
Wendy P. Davidson	439,434,702	3,439,806	452,924	51,446,665
William H. Fenstermaker	440,580,712	2,377,104	369,615	51,446,665
D. Bryan Jordan	439,885,202	3,052,888	389,342	51,446,665
J. Michael Kemp, Sr.	439,411,224	3,526,875	389,332	51,446,665
Rick E. Maples	440,353,946	2,575,469	398,017	51,446,665
Vicki R. Palmer	433,708,297	9,205,153	413,981	51,446,665
Colin V. Reed	433,612,401	9,289,779	425,252	51,446,665
E. Stewart Shea III	440,149,699	2,801,845	375,888	51,446,665
Cecelia D. Stewart	439,466,252	3,442,003	419,177	51,446,665
Rajesh Subramaniam	438,112,375	4,766,040	449,017	51,446,665
Rosa Sugrañes	439,544,160	3,295,284	487,988	51,446,665
R. Eugene Taylor	439,732,104	3,167,653	427,674	51,446,665

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 4/27/2021

Vote Item 2: Approval of 2021 Incentive Plan

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Proposal to approve the 2021 Incentive Plan, as described in the 2021 Proxy Statement	433,612,078	8,690,366	1,024,988	51,446,665

Vote Item 3: Advisory Resolution to Approve Executive Compensation

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Advisory resolution to approve compensation of certain executive officers as described in the 2021 Proxy Statement	430,663,852	11,120,413	1,543,167	51,446,665

Vote Item 4: Ratification of Appointment of Auditors

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-vote
KPMG LLP	460,773,526	33,453,290	547,280	0

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

The following exhibits are filed herewith or incorporated herein:

Exhibit #	Description

10.1	First Horizon Corporation 2021 Incentive Plan, incorporated herein by reference to Appendix A to First Horizon’s Proxy Statement (Schedule 14A Information) filed with the Securities and Exchange Commission on March 15, 2021

104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT 4/27/2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation
(Registrant)

Date: April 28, 2021	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary

FIRST HORIZON CORPORATION	4	FORM 8-K CURRENT REPORT 4/27/2021